Exhibit 99.1

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Donald C. Burke, Chief Financial Officer of Merrill Lynch S&P 500 Index Fund (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 24, 2003

                                                /s/ Donald C. Burke
                                                --------------------------------
                                                Donald C. Burke,
                                                Chief Financial Officer of
                                                Merrill Lynch S&P 500 Index Fund

Exhibit 99.1

         Certification Pursuant to Section 906 of the Sarbanes Oxley Act

I, Terry K. Glenn, President of Merrill Lynch S&P 500 Index Fund (the "Fund"), certify that:

      1. The N-CSR of the Fund (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: February 24, 2003

                                                /s/ Terry K. Glenn
                                                --------------------------------
                                                Terry K. Glenn,
                                                President of
                                                Merrill Lynch S&P 500 Index Fund